EXHIBIT 32.2

EXHIBIT 32.2
SECTION 1350 CERTIFICATION OF CHIEF FINANCIAL OFFICER

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Nu Skin Enterprises, Inc. (the "Company") on Form 10-K for the period ended December 31, 2014 (the "Report"), I, Ritch N. Wood, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  February 27, 2015

/s/ Ritch N. Wood
Ritch N. Wood
Chief Financial Officer